UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Broadway - Suite 406

Denver, CO 80203

(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(646) 863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of TCA Credit Agreement

As previously disclosed, effective December 7, 2015, Grow Solutions Holdings, Inc., a Nevada corporation (the “Company”) closed a Senior Secured Credit Facility Agreement (the “Credit Agreement”) by and among the Company, as borrower, Grow Solutions, Inc., a Delaware corporation and One Love Garden Supply, a Colorado limited liability company, as joint and several guarantors (such guarantors, collectively, the “Subsidiaries”) and TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership, as lender (“TCA”). Pursuant to the Credit Agreement, at closing TCA funded the Company $950,000 evidenced by that certain Convertible Promissory Note issued by the Company in favor of TCA (the “Original Note”).

On February 14, 2017, the Company entered into a First Amendment to Credit Agreement (the “Amended Agreement”) by and between the Borrowers and TCA. Pursuant to the Amended Agreement, the Original Note was severed, split, divided and apportioned into two separate and distinct replacement notes consisting of (i) First Replacement Note A, evidencing principal indebtedness of $325,000 which was executed and delivered by the Company as the first purchase tranche paid by the Assignee (as defined below) to TCA, and (ii) First Replacement Note B evidencing the reduced outstanding balance of principal indebtedness of $876,441.25 (collectively, First Replacement Note A and First Replacement Note B, the “Replacement Notes”). The Replacement Notes replaced and superseded the Original Note in its entirety by substituting one evidence of debt for another without extinguishing the indebtedness and obligations evidenced under the Original Note.

Under the terms and conditions of Replacement Note B, the Company has the right to prepay Replacement Note B evidencing the remaining outstanding balance of principal indebtedness owed to TCA in full and for cash, at any time prior to the Maturity Date (as defined therein), with three (3) Business Days (as defined therein) advance written notice to TCA.

Debt Purchase Agreement

On February 15, 2017 (the “Effective Date”), the Company entered into a Debt Purchase Agreement (the “Debt Purchase Agreement”) by and among the Company, TCA, and L2 Capital, LLC, a Kansas limited liability company (the “Assignee”). Pursuant to the Debt Purchase Agreement, on the Effective Date, TCA sold and assigned to Assignee, TCA’s right, title and interest in and to the monetary obligations evidenced under Replacement Note A thereby reducing the TCA outstanding principal indebtedness. Assignee shall subsequently purchase from TCA the remaining debt evidenced by First Replacement Note B in purchase tranches. The indebtedness underlying the Replacement Notes are evidenced by a newly issued 10% Senior Replacement Convertible Promissory Note.

Upon the purchase of all debt under Replacement Note B the Company will have no further obligations to TCA.

Issuance of 10% Senior Replacement Convertible Promissory Note

On February 15, 2017, the Company issued a 10% Senior Replacement Convertible Promissory Note (the “L2 Note”) to the Assignee in the principal amount of $1,201,441.25. The initial principal amount under the L2 Note is $325,000, representing the first tranche purchased by Assignee under First Replacement Note A and such amounts shall increase in tranches upon the purchase of such tranches by the Assignee from TCA pursuant to the Debt Purchase Agreement. The maturity date for each tranche shall be six months from that date of the purchase of that tranche and the Company shall pay interest to the Assignee on the aggregate unconverted and then outstanding principal amount of the L2 Note at the rate of 10% per annum. The Company may prepay any portion of the principal amount under the L2 Note and any accrued and unpaid interest in cash equal to the sum of the then outstanding principal amount under the L2 Note and interest multiplied by 140%.

The L2 Note is convertible at any time, in whole or in part, at the option of the holder into shares of common stock of the Company at a conversion price equal to 62.5% of the lowest closing bid price of the common stock in the prior twenty (20) trading days, which is subject to adjustment for stock dividends, stock splits, combinations or similar events.

Additionally, the terms under the L2 Note include make-whole rights whereby upon liquidation by the Assignee of the shares converted under the L2 Note, provided that the Assignee realizes a net amount from such liquidation equal to less than the conversion amount specified in the relevant conversion notice (such net realized amount, the “Realized Amount”), the Company shall issue to the Assignee additional shares of common stock of the Company equal to: (i) the conversion amount; minus (ii) the Realized Amount; divided by (iii) the average volume weighted average price of the Company’s common stock during the five (5) business days immediately prior to the date upon which the Assignee delivers notice to the Company that such additional shares are requested by the Assignee (the “Make-Whole Shares”). Following the sale of the Make-Whole Shares by the Assignee: (i) in the event that Assignee receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant conversion notice, is less than the conversion amount specified in the relevant conversion notice, Assignee shall deliver an additional make-whole notice to the Company and the Company obligation to issue Make-Whole Shares shall continue until the conversion amount has been fully satisfied; and (ii) in the event that Assignee received net proceeds from the sale of Make-Whole Shares in excess of the conversion amount specified in the relevant conversion notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the conversion amount specified in the relevant conversion notice.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The Original Note, the Replacement Notes and the L2 Note (the “Securities”) were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The Company made this determination based on the representations of the purchaser which included, in pertinent part, that the purchaser was an “accredited investor” within the meaning of Rule 501 of Regulation D and upon such further representations from the purchaser that (i) the purchaser is acquiring the securities for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the purchaser agrees not to sell or otherwise transfer the Securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Securities and (iv) the purchaser is able to bear the economic risk of an investment in the Securities and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for the Securities issued in reliance upon Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROW SOLUTIONS HOLDINGS, INC.

Date: March 9, 2017	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President